UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55131	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, California 90010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

As of March 18, 2020, Barfresh Food Group, Inc., a Delaware corporation, (the “Company”) entered into Securities Purchase Agreements (“Purchase Agreement”) with accredited and institutional investors for the sale of common stock and warrants for an aggregate purchase price of $5,870,648.54 (“Financing”), the proceeds of which will be used for general working capital.

The initial subscription price of the securities is based on $0.50 per share of common stock (“Per Share Purchase Price”), which price is subject to adjustments as provided in the Purchase Agreement. Investors will receive warrants to purchase 50% of the final number of shares purchased (“Warrants”). The Warrants are exercisable for a term of three years at an initial exercise price of $0.60 per share, subject to adjustments.

The Company closed on the first tranche of this financing on March 23, 2020 and issued 8,691,301 shares of common stock and Warrants to purchase 4,345,651 shares of common stock to investors. Of the subscribed amounts, $2,045,649 was satisfied through conversion of debt held by current note holders. In addition, other note holders extended the maturity dates of approximately $1,100,000 of convertible notes issued in March 2018 from March 2020 to March 2022 and extended the maturity date of approximately $200,000 of convertible notes issued in November 2018 from November 2020 to November 2021.

The Company expects to have a final closing within 90 days of the initial closing.

With respect to the price adjustments under the Purchase Agreement and the Warrants, if the volume-weighted average trading price for the 20 consecutive trading days that conclude upon 6 months after the initial closing (the “Six Month Price”) exceeds or equals $0.50 per share (the “Target Price”), the Per Share Purchase Price will not be adjusted. If the Six Month Price is less than the Target Price, the Per Share Purchase Price will be automatically reduced to the Six Month Price, but in no event less than $0.35 per Share, in which case the Company shall issue to each investor, pro-rata based on such investor’s investment: (a) shares in a quantity that equals the difference between the number of shares issued to such Purchaser at closing and the number of shares that would have been issued to such purchaser at closing at the Six Month Price; and (b) a warrant for a number of shares of common stock equal to 50% of the difference between the number of shares issued to such investor at closing and the number of shares that would have been issued to such investor at closing at the Six Month Price, with an exercise price equal to the sum of $0.10 per share and the Six Month Price, but in no eventless than $0.45 per share. The exercise price per share for each warrant will automatically adjust to the sum of $0.10 per share and the Six-Month Price, but in no event less than $0.45 per share.

The above descriptions of the material terms of the Purchase Agreement and Warrants are qualified in their entirety by reference to such documents to be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2020.

The disclosures set forth in Item 3.03 are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 3.02 and 3.03 describing the financing transaction and modifications to debentures are incorporated herein by this reference.

The transactions discussed in Item 3.02 and 3.03 are exempt from registration pursuant to Section 4(a)(2) of the Securities Act, and corresponding provisions of state securities laws or, alternatively, Section 3(a)(9) of the Securities Act and corresponding provisions of state securities laws, on the basis that (i) offers were made to a limited number of existing warrant holders, (ii) each offer was made through direct communication with the offerees by the Company, (iii) the sophistication of the offerees and financial ability to bear risks (iv) the extensive disclosure provided by the Company to the offerees, and (v) no general solicitation and no commission or remuneration was paid for solicitation.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 describing the extensions of maturity dates of convertible notes held by subscribing note holders are incorporated herein by this reference.

In consideration for the 2 year extension of the maturity date of the convertible notes due in March 2020, the debentures were amended to adjust the interest rate to 15.0% during the extended term. In addition, the conversion price for the conversion of the principal and the exercise price of the warrant issued in connection with the debenture was set to $0.50 per share, subject to similar adjustments provided in the offering. In addition, the Company shall issue to the holders a warrant to purchase 50% of the shares issuable upon on conversion of the principal under the debenture. The warrants are exercisable for a term of three years at an initial exercise price of $0.60 per share, subject to adjustments. In lieu of the foregone value based on the calculation for interest payable for the past two years, the Company will provide holder converting all of the principal a 20% bonus interest payment.

In consideration for the 1 year extension of the maturity date of the convertible notes due in November 2020, the Company issued those noteholders 56,000 share of common stock.

Forward Looking Statements

Some portions of the press release contain “forward-looking statements.” These forward-looking statements can generally be identified as such because the context of the statement will include words, such as “expects,” “should,” “believes,” “anticipates” or words of similar import. Similarly, statements that describe future plans, objectives, expectations or goals are also forward-looking statements. While the Company is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company that they will achieve such forward-looking statements. For further details and a discussion of these and other risks and uncertainties, please see our most recent reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission, as they may be amended from time to time. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Items 1.01, 3.02 and 3.03 shall be deemed to be furnished, and not filed:

99.1	Press Release of Barfresh Inc. dated March 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: March 23, 2020	/s/ Raffi Loussararian
	By:	Raffi Loussararian
	Its:	Vice-President Finance